SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Goldman Sachs BDC, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment	of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transactions applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

GOLDMAN SACHS BDC, INC.

IMMEDIATE ACTION REQUIRED

ADJOURNED MEETING

Dear Stockholder:

We recently sent you proxy materials concerning an important proposal affecting your investment in the Goldman Sachs BDC, Inc. The Special Meeting, is being adjourned to allow stockholders more time to vote on the proposal as sufficient votes have not been received to reach quorum to hold the meeting.

The Special Meeting will reconvene on July 13, 2018, at 10:00 am (Eastern time) at the offices of Goldman Sachs Asset Management, L.P. 30 Hudson Street, Jersey City, NJ 07302. This letter was sent because you held shares on the record date and we have not received your vote.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

YOUR VOTE IS VERY IMPORTANT

VOTING NOW HELPS MINIMIZE PROXY COSTS, AVOIDS UNNECESSARY

COMMUNICATIONS AND ELIMINATES PHONE CALLS TO STOCKHOLDERS

Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the recorded instructions.

A copy of the Proxy Statement may be viewed or downloaded at the website listed on your proxy card. Please read the materials carefully. If you have any questions regarding the proposal, or need assistance with voting, you may call Computershare Fund Services, Goldman Sachs BDC, Inc.’s proxy solicitor, toll free at 1-877-632-0899.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

GOLDMAN SACHS BDC, INC.

IMMEDIATE ACTION REQUIRED

ADJOURNED MEETING

Dear Stockholder:

We recently sent you proxy materials concerning an important proposal affecting your investment in the Goldman Sachs BDC, Inc. The Special Meeting, is being adjourned to allow stockholders more time to vote on the proposal as sufficient votes have not been received to reach quorum to hold the meeting.

The Special Meeting will reconvene on July 13, 2018, at 10:00 am (Eastern time) at the offices of Goldman Sachs Asset Management, L.P. 30 Hudson Street, Jersey City, NJ 07302. This letter was sent because you held shares on the record date and we have not received your vote.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

YOUR VOTE IS VERY IMPORTANT

VOTING NOW HELPS MINIMIZE PROXY COSTS, AVOIDS UNNECESSARY

COMMUNICATIONS AND ELIMINATES PHONE CALLS TO STOCKHOLDERS

Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the toll free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the box) and follow the recorded instructions.

A copy of the Proxy Statement may be viewed or downloaded at the website listed on your proxy card. Please read the materials carefully. If you have any questions regarding the proposal, you may call Computershare Fund Services, Goldman Sachs BDC, Inc.’s proxy solicitor, toll free at 1-877-632-0899.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.